SOFTWARE ASP RESELLER AGREEMENT

                                     BETWEEN

                         ALPHA CENTURY HOLDINGS LIMITED

                                       AND

                     TAIKANG CAPITAL MANAGEMENTS CORPORATION

             (D.B.A Taikang Insurance Agencies Managements in China)


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                         SOFTWARE ASP RESELLER AGREEMENT


     THIS SOFTWARE ASP RESELLER AGREEMENT (the "Agreement"), dated as of May 3rd 2004, is between Taikang Capital Managements Corp, a BVI corporation with its principal place of business located in China Do Business As Taikang Insurance Agencies Managements ("Reseller" or "ASP Reseller"), and Alpha Century Holdings Ltd , a BVI corporation with an office located at Hong Kong ("Alpha").

                                    RECITALS

     WHEREAS, Alpha is a manufacturer of a variety of software products for computer telephony and voice response;

     WHEREAS, Reseller is engaged in the resale of products of a nature similar to those marketed and sold by Alpha or engaged in the integration of such similar products into voice messaging systems designed, manufactured and marketed by the Reseller and/or third parties;

     WHEREAS, Reseller desires to purchase certain computer telephony SMS/MMS and voice response Call Center CRM System and voice response products of Alpha from time to time for the purpose of reselling such products either individually or as an integrated component of Reseller's proprietary voice messaging system, and Alpha desires to sell such products to Reseller in accordance with the terms and provisions set forth in this Agreement; and

     WHEREAS, Alpha desires to appoint Reseller as its exclusive ASP reseller to market such computer telephony SMS/MMS and voice response Call Center CRM System products within the Territory (as defined below) and Reseller accepts such appointment on the terms set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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1.   DEFINITIONS

     "ASP Reseller" shall mean Application Service Provider reseller.

     "Customer" shall mean any purchaser of a sublicense for the Products bundled with or without other products from Reseller who has accepted the Software License Agreement permitting use of the Products under certain specified terms and conditions. Such Customers may be either an End User or a Permitted Reseller of the Products.

     "Documentation" shall mean user manuals, training materials, product descriptions and specifications, brochures, technical manuals, license agreements, supporting materials and other printed information relating to the Products, whether distributed in print, electronic, or video format.

     "End User" shall mean any Customer which will use the Products for its own use and not for resale or remarketing.

     "Permitted Reseller" shall mean a Customer to whom Reseller grants the rights to further sublicense the Products to an End-User subject to the terms of this Agreement and the Reseller Sublicense.

     "Products" shall mean those software products listed in Schedule A attached hereto, in their most current versions, including any other related materials and/or equipment described in Schedule A. Alpha may amend Schedule A from time to time upon thirty (30) days' prior written notice as updates or new releases of the Products are provided.

     "Reseller Sublicense" means the license granted by Reseller to Customers to use the Products subject to the terms and conditions set forth herein and in the Software License Agreement.

     "Software License Agreement" means the license agreement between Reseller and a Customer to use the Products subject to the terms and conditions therein, substantially in the form of Schedule F attached hereto.

     "Technical Support Services" means any maintenance or technical support services performed or to be performed by Alpha, as more specifically set forth in Section 5 hereof.

     "Basic support" means providing information about installation procedures and functionality of the Products.

     "Territory" shall mean those territories listed in Schedule B attached hereto.

     "Update" shall have the meaning set forth in Section 5.5 hereof.


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2.   APPOINTMENT AND AUTHORITY OF RESELLER

     2.1 Appointment. Alpha hereby grants to Reseller the exclusive right and license to distribute Products during the Term within the Territory, together with any updates or enhancements to the Products and any new releases related to the Products. This license includes the right to market, demonstrate, advertise, promote and distribute the Products to Customers (collectively referred to herein as "Reseller") and also to use and integrate the Products into Reseller's own computer telephony and voice messaging systems and products for resale to Customers. Charges, prices, quantities and discounts, if any, for Products to be used for Reseller's Internal Use shall be determined as set forth in Schedule D, or as otherwise mutually agreed upon by the parties in writing, and may be confirmed at the time of order. Reseller agrees that it will sell sublicenses to the Products only in conjunction with a Customer's acceptance of the Software License Agreement enclosed or electronically transmitted with the Products, which Software License Agreement limits the Customer's use and protects the rights of Alpha to the Products. In no event shall Reseller furnish the Products or Documentation prior to Alpha's acceptance of Reseller's purchase order for the granting of a Reseller Sublicense, which acceptance shall not be unreasonably withheld. Reseller shall keep correct and complete records of each Customer who has been granted a Reseller Sublicense and furnished with Products (including Updates) and related documents. Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed to limit or prevent Alpha, directly or indirectly, from marketing, distributing, licensing or selling the Products throughout the world, including in the Territory. Except as otherwise authorized in writing by Alpha, Reseller shall not engage in any Reseller or engage in other activities to sell, sublicense or distribute the Products outside the Territory.

     2.2 Sales Efforts. Reseller agrees to pursue aggressive sales policies and procedures to realize the maximum sales potential for the Products in the Territory, and shall maintain during the term of this Agreement the minimum sales commitments described in Schedule C attached hereto (the "Minimum Commitments"). If the Reseller shall fail at any time to attain the applicable Minimum Commitments, Alpha may terminate this Agreement in accordance with the terms of Section 8 hereof.

     2.3 Resellers Representatives. Reseller shall not be entitled to appoint third party representatives for solicitations of the Products without the prior written consent of Alpha.

     2.4 Independent Contractor. Reseller is not, and shall not directly or indirectly hold itself out as, an agent, partner, employee, franchisee or joint venturer of Alpha. The relationship of Alpha and Reseller established by this Agreement is that of independent contractors, and


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          nothing contained in this Agreement shall be construed to mean that either party has the authority to bind or otherwise obligate the other party. All financial obligations associated with Reseller's business are the sole responsibility of Reseller. Except to the extent provided in Section 5 hereof, all sales and other agreements between Reseller and Customers shall be the sole responsibility and obligation of Reseller and have no effect on the obligations of Alpha and Reseller under this Agreement.

     2.5 Payment Terms. Reseller shall pay Alpha a monthly payment of US$110,000 for a consecutive 36 months for the exclusive right and license to distribute the Products in the Territory. Payment shall be made by Reseller within thirty (30) days after date of invoice. Any invoiced amount not paid when due shall be subject to a interest of one and one half percent (1.5%) per month. Payments from Reseller to Alpha in accordance with the terms of this Agreement shall in no way be delayed or conditioned upon payment to Reseller by the Customers. In addition, the Reseller shall pay Alpha a monthly maintenance fee of US$10,000 for any extra ordinary work for a consecutive 36 months.

3.   GRANT OF LICENSE TO PRODUCTS

     3.1 License to Reseller. Alpha hereby grants, an exclusive, nontransferable, royalty free, perpetual license to Reseller to use the Products only in accordance with the terms and conditions set forth herein. Reseller shall have the right to use the Products for Reseller's Internal Use, and/or as may be necessary to develop or create supplemental products to be used with and possibly sold as a package with the Products, and for service of Reseller's Customers. Alpha shall not be responsible or liable for errors, malfunctions or performance of any supplemental products created by Reseller as permitted hereunder. It is agreed and understood that any such supplemental products shall become the property of Reseller. Subject to Section 8.3(d) hereof, the terms and conditions of this Section 3.1 shall survive the termination or expiration of this Agreement.

     3.2 Title to Products. By virtue of this Agreement, Reseller acquires the right to use the Products for Reseller's Internal Use and for purposes of engaging in the Reseller of the Products and does not acquire any other rights or ownership. All rights, title and interest in the Products (other than the Script Editor), including copies of the Products delivered to Reseller by Alpha, shall at all times remain the property of Alpha or Alpha's licensor. It is acknowledged that the Alpha Script Editor is a shareware program available free of charge to the public and may be accessed and downloaded from the Internet.

4.   PURCHASE ORDERS BY BUYERS


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     4.1  Issuance and Acceptance of Purchase Order buyers may issue to Reseller from time to time during the Term one or more purchase orders identifying the Products buyers desires to purchase from Reseller directly.

     4.2 Purchase Order Alterations or Cancellations. Prior to shipment of Products, Reseller shall accept alterations or cancellation to a purchase order to (i) change a location for delivery, (ii) modify the quantity or type of Products to be delivered or (iii) correct typographical or clerical errors.

     4.3 Charges and Prices. Charges, prices, quantities and discounts, if any, for Products shall be determined as set forth in Schedule D, or as otherwise mutually agreed upon by the parties in writing, and may be confirmed at the time of order.

     4.4 Price Increase. Reseller shall have the right to increase prices from time to time without written notice to Alpha.

     4.5 Price Decreases. Reseller shall have the right to decrease prices from time to time without written notice to Alpha.

     4.6 Delivery and Acceptance of Products. Reseller shall, after a reasonable time to inspect each shipment, accept the Products if the Products and all necessary Documentation delivered to Reseller are in accordance with the purchase order. Such reasonable time shall not exceed ten (10) days. Any Products not ordered or not otherwise in accordance with the purchase order may be returned to Alpha at Alpha's expense. Alpha shall refund to Reseller within ten (10) business days following notice thereof all monies paid in respect to such rejected Products.

     4.7 Taxes. Reseller shall be responsible for any and all franchise taxes, sales or use taxes that may be applicable to the Products. When Alpha has the legal obligation to collect such taxes, the appropriate amount shall be added by Alpha to the invoice and shall be paid by Reseller unless Reseller shall provide Alpha with an appropriate tax exemption certificate. In addition, Reseller shall be responsible for any V.A.T. tax which may be imposed on any sale of Products by Reseller to the Customers.

5.   TECHNICAL SUPPORT OBLIGATIONS

     5.1 Reseller Training and Support. Reseller shall be responsible for the training and support of Customers and may subcontract for such training and support of Customers with Alpha in the manner and at the cost set forth in Exhibit E hereto.


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     5.2  Reseller Maintenance. Reseller shall be responsible for the maintenance of the Products to Customers under current paid-up maintenance contracts and shall not represent or suggest that Alpha will be responsible for the maintenance of the Products. For purposes of this Agreement, maintenance shall mean customer support and problem resolution which does not require or otherwise call for source code modification. Reseller or any Customer shall have the option to contract with Alpha for software maintenance support services ("Technical Support Services"), in which case Alpha shall provide Technical Support Services for the Products in the manner and at the cost set forth on Exhibit E hereto by telephone, fax or electronic transmission from Alpha's offices on a timely basis.

     5.3  Alpha Training. Alpha agrees to provide to Reseller training for two
          (2) staff members at Alpha's offices in China. Such orientation and support training shall be at no cost to Reseller, except that Reseller shall be responsible for all costs (including travel and board) associated with the Reseller trainees attending such training session(s) at Alpha's offices. Alpha agrees to provide to Reseller additional training, as Reseller may request, in the manner and at the cost set forth in Schedule E hereto.

     5.4 Alpha Service. In consideration of the payment by Reseller or its Customers of the amounts specified in Section 5.2 hereof for Technical Support Services, upon receipt of written notice from Reseller or its Customers specifying failures or errors found in a Product, and upon receipt of such additional information as Alpha may reasonably request, Alpha shall act in an expeditious manner to correct defects in the current, unaltered release of such Product. Alpha is not obligated to perform any investigation and/or correction of defects found by Alpha to be (i) in other than a current, unaltered release;
          (ii) caused by modification of the Products or use thereof in combination with products (software or hardware) not provided by Alpha or not authorized by Alpha; (iii) caused by Reseller's, and/or Customers' improper or unauthorized use of the Products; or (iv) due to extended causes such as, but not limited to, power failure or electric surges.

     5.5 Basic Support. Alpha provides the Reseller with Basic Support free of charge. Basic Support is provided by telephone or email, during regular business hours. Basic Support is (i) only provided to Reseller staff that has successfully completed the relevant Alpha training course and (ii) is only provided when information about the support issue is not easily found in documentation provided by Alpha to the Reseller or available on the Alpha Internet service.

     5.6 Updates. Updates of software are charged at rates defined in conjunction with each release. A full set of documentation is however provided by Alpha to the Reseller at no charge. Following shipment of the Update materials, the previous release shall remain "current" for purposes of Section 5 for a period of ninety (90) days. Thereafter, only the Update shall be current. Alpha will provide Reseller with forty-five (45) days advance notice of new release schedules and content. Reseller and its Customers shall have no rights to major new separately priced applications of Alpha or its licensors which include


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          new functionality and are not service related, which programs may become the subject of a reseller and/or license arrangement upon mutual agreement of the parties.

6.   WARRANTIES, INDEMNITIES AND OTHER OBLIGATIONS OF ALPHA

     6.1 Limited Warranty. Subject to the other provisions of this Section 6, Alpha warrants that for a period of ninety (90) days following the date of purchase (the "Warranty Period") the Products will function substantially in the manner described in the applicable Documentation. Notwithstanding anything contained herein to the contrary, the total liability of Alpha under this warranty is limited, at the option of Alpha, to any of the following:

               (a) use of reasonable efforts to expeditiously repair any Product, or parts thereof (as Alpha may see fit); or

               (b) use of reasonable efforts to expeditiously replace any Product, or parts thereof, or any shipment (as Alpha may see fit) as to which any defect is claimed by Reseller and duly verified by Alpha; or

               (c)  the refund of the amounts paid for the defective Product.

          This limited warranty is void if Reseller violates the terms of this Agreement, if defects are not in current, unaltered release of the Products, or if failure of the Products has resulted from (i) modifications of the Products or use thereof in combination with other products (software or hardware) not provided by Alpha or not authorized by Alpha; (ii) Products being subjected to accidents, improper or unauthorized use; or (iii) extended causes such as, but not limited to, power failure or electric surges.

     6.2 Property Rights and Indemnification. Alpha hereby represents and warrants that the Products and the sale and use of the Products does not infringe upon any copyright, patent, trade secret or other proprietary or intellectual property right of any third party, and that there are no suits or proceeding, pending or threatened against Alpha alleging any such infringement. Alpha shall indemnify and hold Reseller, Reseller's subsidiaries and their respective officers, directors, employees and agent harmless from and against any and all actions, claims, losses, damages, liabilities, awards, reasonable costs and expenses, which they or any of them incur or become obligated to pay resulting from or arising out of any breach of the foregoing warranty. Reseller shall inform Alpha of any such suit or proceeding filed against Reseller and shall have the right, but not the obligation, to participate in the defense of any such suit or proceeding at Reseller's expense. If a Product or any part thereof becomes, or in Alpha's opinion is likely to become, the subject of a claim of infringement or the like under any patent, copyright or trade secret law, Alpha shall have the right, at its option and expense, either (i) procure for Reseller and its Customers the right to continue to use the Product as set forth in this Agreement, or (ii)


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          replace, to the extent Products are available, or modify the Product to make its use non-infringing while being capable of performing the same function without degradation of performance. Alpha shall have no liability under this Section 6.2 for any infringement based on the use of any Product, if the Product is used in a manner or with equipment for which it was not reasonably intended. The obligations of Alpha under this Section 6.2 shall survive the termination or expiration of this Agreement.

     6.3 Support Services Warranty. Alpha warrants that its Technical Support Services will be performed expeditiously and in a workmanlike manner. This warranty shall be valid for 30 days from the completion of the service. The re-performance of services shall be Alpha's sole obligations and Reseller's sole remedy in the event of a breach of such warranty.

     6.4 Alpha License Warranty. Alpha warrants it may lawfully grant the licenses for the Products and has all necessary right, title or interest to deal with all intellectual property rights contained in this Agreement. Alpha further represents and warrants that Alpha has all right, title, interest and/or marketing rights necessary to provide the Products to Reseller. Alpha further represents and warrants that it has not entered into any agreements or commitments which are inconsistent with or conflict with the rights granted to Reseller in this Agreement.

     6.5 Limitations of Warranties. (a) No employee or agent of Alpha is authorized to give a greater or different warranty than that set forth herein.

               (b) Portions of the Products are derived from third party software licensed directly or indirectly for integration into the Products and sublicensing. No such third party warrants the Products or any such portion, assumes any liability regarding use of such portion of the Products, or under takes to furnish any support or information relating to such portion or the Products.

               (c) Alpha makes no warranty of any kind with respect to any of Reseller's products. The warranties set forth in this Section 6 are provided only to Reseller and may not be passed through to Reseller's Customers in Alpha's name.

     6.6  DISCLAIMER OF WARRANTIES. THE EXPRESS WARRANTIES SET FORTH IN THIS
          SECTION 6 ARE THE ONLY WARRANTIES MADE BY ALPHA WITH RESPECT TO THE PRODUCTS AND THE TECHNICAL SUPPORT SERVICES. ALPHA MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED OR ARISING BY CUSTOM OR TRADE USAGE, AND, SPECIFICALLY, MAKES NO WARRANTY OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE. ALPHA'S EXPRESS WARRANTIES SHALL NOT BE ENLARGED, DIMINISHED OR AFFECTED BY, AND NO OBLIGATION OR LIABILITY SHALL ARISE OUT OF, ALPHA RENDERING TECHNICAL OR OTHER ADVICE OR


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          SUPPORT SERVICE IN CONNECTION WITH THE PRODUCTS.

     6.7 LIMITATION OF LIABILITY. (A) IN NO EVENT SHALL ALPHA OR ITS LICENSORS BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR INDIRECT DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE PERFORMANCE OF THE PRODUCTS, TECHNICAL SUPPORT SERVICES OR OF ANY OTHER OBLIGATIONS RELATING TO THIS AGREEMENT, WHETHER OR NOT ALPHA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

               (B) NOTWITHSTANDING SECTIONS 6.1, 6.2 AND 6.3 ABOVE, ALPHA'S LIABILITY, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THE PRODUCTS, TECHNICAL SUPPORT SERVICES OR THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNTS ACTUALLY PAID TO ALPHA BY RESELLER OR CUSTOMERS FOR THE PRODUCTS AND/OR TECHNICAL SUPPORT SERVICES THAT GAVE RISE TO SUCH CLAIM.

     6.8 Materials. Alpha shall promptly provide the Reseller with marketing and technical information concerning the Products as well as, to the extent existing and available, reasonable quantities of brochures, instructional material, advertising literature, and other Product data, with all such material printed in the English language, within a period of thirty (30) days following execution of this Agreement.

7.   WARRANTIES, INDEMNITIES AND OTHER OBLIGATION OF RESELLER

     7.1 Representation and Warranty. Reseller represents and warrants that (i) Reseller has the right and authority to enter into and perform this Agreement and (ii) Reseller will indemnify and hold harmless Alpha and its successors and assigns from and against all costs, damages and claims (including reasonable attorney fees and expenses) arising from any breach by Reseller and any representation, warranty or agreement of Reseller hereunder, or based upon a claim that the manufacture or license of any Product which is modified, altered or combined with any equipment or software by Reseller or any of its Customers (and not supplied by Alpha) constitutes an infringement because of such modification, alteration or combination.

     7.2 Forecasting. Reseller shall submit to Alpha at least thirty (30) days prior to the beginning of each calendar quarter during the Term, a revenue forecast for the ensuing twelve (12) month period so as to


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          permit Alpha to effectively ensure Product availability to the
          Reseller. If during the Term the Reseller does not satisfy the Minimum Commitments, Reseller shall provide the reasons and Alpha reserves the right to terminate the Agreement in accordance with Section 8.2 hereof.

     7.3 Promotion of the Products. Reseller shall (i) maintain a sales and marketing program in the Territory to promote the programs, (ii) perform all reasonably necessary promotion and advertising of the Products and (iii) in general, utilize its reasonable efforts to effect the maximum amount of gross revenues of the Products. Such promotion shall include but not be limited to preparing promotional materials in appropriate languages, participating in appropriate trade shows, and soliciting orders from Customers for the Products.

     7.4 Reseller Misrepresentations. Reseller shall not make any false or misleading representations to Customers, or others regarding Alpha or the Products. Reseller shall not make any representations, warranties or guarantees with respect to the specifications, features or capabilities of the Products that are not consistent with the Documentation accompanying the Products or the Warranties, disclaimers and limitations of liability as set forth in Section 6 hereof.

     7.5 Documentation. Reseller will distribute only documentation produced by Alpha, reproduced under license hereof or approved by Alpha to describe the Products, its capabilities or operations, except to the extent that such documentation describes Reseller's customized features or Reseller's specific issues.

8.   TERM AND TERMINATION

     8.1 Term. This Agreement shall remain in full force and effect for an initial term commencing on the date hereof and extending for a period of thirty-six (36) months (the "Term"), unless terminated earlier in accordance with the terms of this Agreement. This Agreement shall automatically renew for consecutive three (3) year periods (each, an "Extension Period") based upon the terms and conditions then contained in this Agreement, unless either party provides written notice to the other party no later than ninety (90) days prior to the end of the Term or the then-current Extension Period of its intent to terminate this Agreement or modify the terms thereof, in which case (i) the parties shall negotiate, without obligation, the modifications to this Agreement or (ii) this Agreement shall terminate as of the end of such Term or Extension Period, as applicable. Hereafter, the Term and any Extension Period may be collectively referred to as the "Term".

     8.2  Termination. This Agreement may also be terminated:


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               (a) by Alpha, in the event that Reseller fails to make payments when due under this Agreement and fails to remedy such breach within five (5) days after written notice of such breach is provided to Reseller;

               (b) by either party, if the other party breaches any of its obligations under this Agreement (other than Reseller's obligations to pay amounts due under this Agreement) and fails to remedy such breach within thirty (30) days after written notice of such breach is provided to such other party;

               (c) by either party, effective immediately and without notice, if
          (i) a receiver, trustee or liquidator of the other party is appointed for any of the properties or assets of the other party; (ii) either party makes a general assignment for the benefit of its creditors
          (iii) either party files a petition under the Bankruptcy Code or statute for the reorganization of the other party or any arrangement with its creditors or readjustment of its debt, or its dissolution or liquidation, or such a petition is filed against the other party and is not dismissed within forty-five (45) days thereafter; or (iv) either party ceases doing business or commences dissolution or liquidation proceedings.

     8.3 Rights Upon Termination or Expiration. (a) Termination or expiration of this Agreement shall not affect Alpha's right to be paid for invoices for Products already shipped and accepted by Reseller or Reseller's rights to any credits or payments owed or accrued to the date of termination or expiration.

               (b) Alpha shall accept purchase orders from Reseller for additional Products which Reseller has contractually obligated itself, prior to termination to furnish to Customers, and does not have in its inventory upon the termination or expiration of this Agreement; provided Reseller notifies Alpha of any and all such transactions in writing within ten (10) days following the termination or expiration date.

               (c) Upon termination or expiration of this Agreement, Reseller shall discontinue holding itself out as a reseller of the Products.

               (d) Upon termination or expiration of this Agreement, Reseller shall continue to enjoy the license granted to it by Alpha pursuant to
          Section 3.1 hereof provided that Reseller is not in breach of its obligations under this Agreement.

     8.4 Support Services after Termination. Following expiration or termination of this Agreement, Alpha and Reseller shall cooperate in the smooth transition of the provision of technical support to Customers. To the extent any maintenance contracts of Reseller with Customers have expired, Alpha may elect at its sole discretion to (a) continue to have Reseller provide such services for a mutually agreed upon fee; (b) appoint a new service provider in the Territory; (c) Alpha may provide such services directly; or (d) Alpha may arrange to provide such services by any other means as Alpha may determine.


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     8.5  Survival of Terms. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or
          (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration. The termination or expiration of this Agreement shall not affect either party's warranties, indemnifications, payments, credits or any other matters set forth in this Agreement that should survive termination or expiration in order to carry out their intended purpose, all of which shall survive the termination or expiration of this Agreement.

9.   PROPRIETARY RIGHTS AND CONFIDENTIALITY

     9.1 Proprietary Rights. Reseller agrees and acknowledges that Alpha Century Holdings Ltd. a corporation organized under the laws of British Virgin Islands, is the owner of the Products and all related documentation and any copies thereof, and of all copyright, trade secret, patent and other intellectual or industrial property rights therein. All copies of the Products made by Reseller shall contain proper copyright and proprietary notices as may be determined and required by Alpha from time to time, describing Alpha's proprietary rights thereto. Reseller will not alter or remove or permit to be altered or removed any notices of copyright or proprietary rights or identification, which indicates Alpha's or its licensor's proprietary rights in the Products. Reseller agrees that these notices may be modified from time to time as reasonably required by Alpha or its licensor.

     9.2 Trademark Usage. Reseller is hereby authorized to use trademarks and trade names of Alpha or its licensors used in connection with advertising, promoting or distributing the Products. Reseller recognizes Alpha or its licensors may have rights or ownership of certain trademarks, trade names and patents associated with the Products. Reseller will act consistently with such rights, and Reseller shall comply with any reasonable, written guidelines when provided by Alpha or its licensors related to such trademark or trade name usage. Reseller will notify Alpha of any infringement of which Reseller has actual knowledge. Reseller shall discontinue use of Alpha's trademarks or trade names upon termination or expiration of this Agreement, except as may be necessary to sell or liquidate any final inventories of Product as permitted in accordance with this Agreement. Reseller shall not use any Alpha trademarks as a trade names or an element of a trade name or alter, modify or remove any Alpha trademarks. At no time shall Reseller during or after the Term of this Agreement challenge or assist others to challenge Alpha's trademarks or the registration there of or attempt to register any trademarks, marks or trade names confusingly similar to those of Alpha. Alpha shall have the right to approve, in its sole discretion, the use, and the manner of use, of any of its trademarks and trade names.

     9.3 Confidential Information. As used in this Agreement, "Confidential Information" shall mean all confidential, proprietary or secret information of a party, including, without limitation, components, parts, drawings, data, sketches, plans, programs, software (source code and object code), specifications, techniques, processes, algorithms, inventions and other information or material, owned, possessed or sued by such party, and such other information designated in writing as confidential by any party. Notwithstanding the foregoing, Confidential Information shall not include any information which (i) is or becomes part of the public domain through no act or omission on the part of the receiving party, (ii) is disclosed to third parties by the disclosing party without restriction on such third parties, (iii) is in the receiving party's possession, without actual or constructive knowledge of an obligation of confidentiality with respect thereto, at or prior to the time of disclosure under this Agreement, (iv) is disclosed to the receiving party by a third party having no obligation of confidentiality with respect thereto, (v) is independently developed by the receiving party, (vi) is released from confidential treatment by written consent of the disclosing party, or
          (vii) is required to be disclosed by law.

     9.4 Confidentiality. Alpha and Reseller acknowledge and agree that either party may acquire Confidential Information concerning the other party during the Term, and hereby agree that they shall hold in confidence and not disclose (except on a confidential basis to its employees or agents who need to know and are bound to preserve the confidentiality thereof) all Confidential Information received from the other party in the manner and to the same extent as it holds in confidence its own Confidential Information, and shall not use any such Confidential Information, except for purposes contemplated by this Agreement. Each party shall take all reasonable steps to safeguard the other party's Confidential Information, and to ensure that no persons authorized to have such access shall take any action which would be in violation of this Agreement if taken by such party. Each party shall promptly report to the other party any actual or suspected violation of this
          Section 9.4 and shall take further steps as may reasonably be requested by the other party to prevent or remedy any such violation.

     9.5 Protection of the Products. The ideas and the expressions thereof contained in the Products are confidential and proprietary information and trade Secrets of Alpha and Reseller agrees that it will not decompile, disassemble, or attempt in any way to reverse engineer the Products or to develop a competing product based on the Products.

     9.6 Equitable Relief. Because the unauthorized use or transfer of the Products and Documentation may diminish substantially the value of such materials and irrevocably harm Alpha if Reseller breaches any of the provisions of this Section 9, Alpha shall be entitled to equitable relief, including but not limited to specific performance, temporary restraining order, preliminary injunction or other alternative relief without the necessity of posting any bond or proving any damages, in the event of any breach or anticipated breach by Reseller of the provisions of this Section 9. Such remedies shall not be deemed to be the exclusive remedies for a breach or anticipated breach by Reseller of the provisions of this Section 9, but shall be in addition to all other remedies available at law or equity.

10.  GENERAL PROVISIONS

     10.1 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed in accordance with the laws of British Virgin Islands.

     10.2 Dispute. All disputes, controversies or claims arising out of or relating to this Agreement shall be settled in British Virgin Islands court.

     10.3 Entire Agreement. This Agreement, including the Schedules and Exhibits attached hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver or any rights under this Agreement, shall be effective unless in writing, and signed by the party to be charged.

     10.4 Notices. Any notices required or permitted by this Agreement shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five
          (5) days after deposited in the mail, air postage prepaid, or in the case of notice by telecopier (fax), when sent, or in the case of overnight courier service, one business day after delivery to a nationally recognized overnight courier service, addressed to the parties at the address shown at the beginning of this Agreement and such other address for which such party gives notice hereunder.

     10.5 Force Majeure. Non-performance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts of others or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the non-performing party.

     10.6 Non-Assignability and Binding Effect. A mutually agreed consideration for Alpha's entering into this Agreement is the reputation, business standing, and goodwill already honored and enjoyed by Reseller under its present ownership and accordingly Reseller agrees that its rights and obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of Alpha. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     10.7 No Waiver. No failure by either party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     10.8 Severability. In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or are otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate or render unenforceable any of the remaining terms of this Agreement which shall continue in full force and effect.

     10.9 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each counterpart shall be deemed to be an original, and all counterparts individually or together shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

TAIKANG CAPITAL MANAGEMENTS CORP.         ALPHA CENTURY HOLDINGS LTD

      /s/ Alan Lee                              /s/ Shanhe Yang
----------------------------------------  --------------------------------------
Authorized Signature:                     Authorized Signature:

----------------------------------------  --------------------------------------
Name: Alan Lee                            Name: Shanhe Yang

----------------------------------------  --------------------------------------
Address: #906, 9th/F.,Yuxing Bldg Xihuan  Address: #1601, 5-9 Observatory Court,
Road, Panyu District, Guangzhou, CHINA    TST, Kowloon, HONG KONG

----------------------------------------  --------------------------------------
Date: May 3, 2004                         Date: May 3, 2004

----------------------------------------  --------------------------------------

SCHEDULE A
----------

                             DESCRIPTION OF PRODUCTS
                             -----------------------

                           Current as of May 3rd 2004


CRM studio                  Application generator for CRM solutions.

MMS/Wave Editor             Multimedia Message Service file editing tool


SCHEDULE B
----------

                                    TERRITORY
                                    ---------

                                      CHINA


SCHEDULE C
----------

                               MINIMUM COMMITMENTS
                               -------------------

MINIMUM SALES COMMITMENT: The Reseller agrees to purchase at least $1,000,000.00 (US Dollars) in Products during each year of the Term. The Reseller further agrees to purchase at least 30% of the Minimum Sales Commitment in the first six
(6) months of each year during the Term.

If the Reseller shall fail at any time to attain the applicable Minimum Commitments, Alpha may terminate this Agreement in accordance with the terms of
Section 8 hereof.

SCHEDULE D
----------

                               CHARGES AND PRICES
                               ------------------

--------------------------------------------------------------------------------
SMS STUDIO: SCRIPT EDITOR 3.0
--------------------------------------------------------------------------------
Downloaded via the Internet                                                   $0
--------------------------------------------------------------------------------
SMS STUDIO: CONTROL PANEL 3.0
--------------------------------------------------------------------------------
Price per "hardware" channel.                                               $195
Price per "station" channel                                                  $50
Price per "software" channel                                                $105
Price per "IP" channel                                                      $195

ADD ONS, PER PORT
HTML/FileConv. Per port.                                                     $30

ADD ONS, PER "ENGINE"
Fax - function. Per engine                                                   $30
LZW compression (Unisys GIF patent)*                                          $0
Lernout & Hauspie: Voice rec. Per engine.                                   $230
Lernout & Hauspie: TTS. Per engine.                                         $230

T-NETIX SPEAKER VERIFICATION
Basic license per engine (one per system)                                   $350
1000-4999 Enrollments                                                      10.00
5000-9999 Enrollments                                                      $8.00
10000-99999 Enrollments                                                    $6.00
100.000-499.999 Enrollments                                                $4.00
500.000-999.999 Enrollments                                                $3.00
1000.000 Enrollments or more                                               $2.00
--------------------------------------------------------------------------------

*Customer must show Unisys agreement.

--------------------------------------------------------------------------------
CT STUDIO DOCUMENTATION
--------------------------------------------------------------------------------
Script Editor Manual                                                         $30
Control Panel Manual                                                         $15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALPHA UTILITIES
--------------------------------------------------------------------------------
Alpha Wave Editor 1.16                                                       $89
--------------------------------------------------------------------------------


                                      E-16


--------------------------------------------------------------------------------
ALPHA PACKAGES
--------------------------------------------------------------------------------
Special 1-port package software only                                        $110
Special 2 port package with Dialogic card                                   $647
Special 2 port package without Dialogic card                                $247
All packages include: Manuals for CP & SE + CD-rom.
--------------------------------------------------------------------------------


SCHEDULE E
----------

                             TECHNICAL SUPPORT FEES
                             ----------------------

TRAINING
--------

Training Course                                       Charges and Prices
---------------                                       ------------------
2 day training course for CT studio comprising
Alpha Script Editor and Alpha Control Panel ..........$625

TECHNICAL SUPPORT SERVICES
--------------------------

Consultation Description
------------------------
Support daytime during weekdays by phone,
fax or email, provided only to individuals
having participated in Alpha training course. ........Annual fee for support:
                                                      12% of initial order value

Support fees will be charged quarterly in advance for all products currently delivered.

Technical support is optional.

Schedule F
----------

                           SOFTWARE LICENSE AGREEMENT

IMPORTANT--READ CAREFULLY: THIS SOFTWARE LICENSE AGREEMENT IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR SINGLE ENTITY) AND THE SUPPLIER (REFERRED TO HEREIN AS THE "LICENSOR") OF THE ALPHA SOFTWARE PRODUCTS DELIVERED HEREUNDER, WHICH INCLUDES COMPUTER SOFTWARE AND MAY INCLUDE ASSOCIATED MEDIA, PRINTED MATERIALS, AND "ONLINE" OR ELECTRONIC DOCUMENTATION ("SOFTWARE PRODUCTS"). BY INSTALLING, COPYING OR OTHERWISE USING THE SOFTWARE PRODUCTS, YOU (ALSO REFERRED TO HEREIN AS THE "LICENSEE") AGREE TO BE BOUND BY THE TERMS OF THIS SOFTWARE LICENSE AGREEMENT. IF YOU DO NOT AGREE TO THE TERMS OF THIS SOFTWARE LICENSE AGREEMENT, DO NOT INSTALL OR USE THE SOFTWARE PRODUCTS AND PROMPTLY RETURN THE UNUSED SOFTWARE PRODUCTS TO THE PLACE OF PURCHASE FOR A FULL REFUND.

SOFTWARE PRODUCT LICENSE

     The Software Products are protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The Software Products are licensed, not sold.

ARTICLE 1: LICENSE GRANT AND LIMITATIONS
           -----------------------------

1.1. GRANT OF LICENSE. Subject to the terms and conditions contained herein, Licensor hereby grants, and Licensee hereby accepts, a non-exclusive license to use the Software Products. Licensee shall not sublicense, lease, transfer or otherwise exploit the Software Products, except that this license may be transferred to an End User upon End User's acceptance of the terms of the license in which case the tErm "Licensee" shall also include such End User.

1.2. USE OF SOFTWARE. Licensee agrees to use the Software Products for its sole and exclusive benefits, unless otherwise provided herein. In the event Licensee neglects or fails to adhere to any of its obligations hereunder, the license granted herein shall immediately terminate as provided in
     Article 4 hereof.

1.3. COPIES. Licensee may install and use one copy of the software component of the Software Products on a single computer. Except as provided herein, Licensee shall not copy any portion of the Software Products. Licensee may make one copy ("backup copy") of the software component of the Software Products for archival purposes. Licensee may not copy the printed materials accompanying the Software Products. Licensee shall reproduce all original copyright notice, patent notice, trademark, service mark, other proprietary markings, and/or confidential legends on any backup copy of the Software Products, including any modifications, adaptations, or conversions. A license for the Software Products may not be shared or used concurrently on different computers.

1.4. LICENSEE'S RESPONSIBILITIES. Licensee shall be exclusively responsible for the supervision, management and control of its use of the Software Products, including, but not limited to:

     (a) assuring proper configurations of hardware and related equipment or devices;
     (b)  establishing adequate operating methods; and
     (c) taking reasonable care to satisfy its obligations for security under this Agreement, including appropriate action between it and its employees and/or agents and consultants to prevent misuse, unauthorized copying, modification, or disclosure of the Software Products. Licensee shall not disclose the results of any benchmark to any third party without Licensor's and its licensor's prior written approval.

1.5. LICENSE. The license granted herein shall remain in force for the useful life of the Software Products unless terminated prior to that time as provided herein. This Software License Agreement does not grant Licensee any right to any enhancement or update.

1.6. MODIFICATIONS OR ADAPTATIONS. Licensee may not reverse engineer, decompile, or disassemble the software components of the Software Products, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

1.7. SINGLE PRODUCT. Each of the Software Products is licensed as a single product. Its component parts may not be separated for use on more than one computer.

1.8. UPGRADES. All updates, upgrades, enhancements, modifications and "fixes" to the Software Products developed by Licensor after the date of sale of the Software Products to Licensee shall be offered by Licensor or its licensors to Licensee as a non-exclusive license at the normal rates for such services offered by Licensor or its licensors, or as may be otherwise agreed with Licensee. If any Software Product is an upgrade of a component or a package of software programs that the Licensee licensed as a single product, such Software Product may be used and transferred only as a part of that single product package and may not be separated for use on more than one computer.

ARTICLE 2: PROPERTY RIGHTS
           ---------------

2.1. TITLE TO SOFTWARE. Licensee acknowledges and agrees that Licensor is Alpha Century Holdings Limited, a corporation organized under the laws of British Virgin Islands and the wholly owned subsidiary of Telecom Communication Inc., an Indiana corporation, is the owner of the Software Products and any copies thereof, and of all copyright, trade secret, patent and other intellectual or industrial property rights therein.

2.2. COPYRIGHT OR OTHER MARKS. Licensee agrees not to remove, deface or destroy any copyright, patent notice, trademark, service mark, other proprietary markings, or confidential legends placed on or within any of the Software Products.

ARTICLE 3: WARRANTY AND WARRANTY LIMITATIONS
           ---------------------------------

3.1. LIMITED WARRANTY. Licensor warrants that (a) the software component of the Software Products will perform substantially in accordance with the accompanying written materials for a period of thirty (90) days from the date of receipt. Licensor does not warrant, however, that Licensee's use of the Software Products will be uninterrupted or that the operation of the Software Products will be error-free or secure. Some states and jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you. To the extent allowed by applicable law, implied warranties on the Software Products, if any, are limited to thirty (90) days.

3.2. REMEDY FOR NON-CONFORMING SOFTWARE. Licensor's entire liability and your exclusive remedy shall be, at Licensor's option, either (a) return of the price paid, if any, or (b) repair or replacement of the Software Products that do not meet Licensor's Limited Warranty. This Limited Warranty is void if Licensee violates the terms of this Software License Agreement, if defects are not in a current, unaltered release of the software Products, or if failure of the Software Products has resulted from (i) modification of the Software Products or use thereof in combination with other products (software or hardware) not provided by Alpha or not authorized by Alpha;
     (ii) the Software Products being subjected to accidents, or improper or unauthorized use; or (iii) extended causes such as, but not limited to, power failure or electric surges.

3.3. WARRANTY DISCLAIMER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LICENSOR AND ITS LICENSORS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OF IMPLIED, OR ARISING BY CUSTOM OR TRADE USAGE, AND, SPECIFICALLY, MAKE NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSOR'S EXPRESS WARRANTIES SHALL NOT BE ENLARGED, DIMINISHED OR AFFECTED BY, AND NO OBLIGATION OR LIABILITY SHALL ARISE OUT OF, LICENSOR OR ITS LICENSOR'S RENDERING TECHNICAL OR OTHER ADVICE OR SUPPORT SERVICE IN CONNECTION WITH THE SOFTWARE PRODUCTS, IN WHICH CASE LICENSOR'S OR ITS LICENSOR'S LIABILITY REGARDING SUPPORT SERVICES SHALL BE GOVERNED BY THE TERMS OF THAT AGREEMENT. BECAUSE SOME STATES AND JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU.

3.4. LIMITATION OF REMEDIES. LICENSEE AGREES THAT ITS EXCLUSIVE REMEDIES AND LICENSOR'S ENTIRE LIABILITY WITH RESPECT TO THE SOFTWARE PRODUCTS, SHALL BE AS SET FORTH HEREIN. LICENSEE FURTHER AGREES THAT LICENSOR AND ITS LICENSORS SHALL NOT BE LIABLE TO LICENSEE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR INDIRECT DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS SOFTWARE LICENSE AGREEMENT, THE PERFORMANCE OF THE SOFTWARE PRODUCTS, TECHNICAL SUPPORT SERVICES OF ANY OTHER OBLIGATIONS RELATING TO THIS SOFTWARE LICENSE AGREEMENT, WHETHER OR NOT LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY CASE, LICENSOR'S ENTIRE LIABILITY UNDER ANY PROVISION OF THIS SOFTWARE LICENSE AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNT ACTUALLY PAID BY LICENSEE FOR THE SOFTWARE PRODUCTS. BECAUSE SOME STATES AND JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

ARTICLE 4: TERMINATION
           -----------

     Without prejudice to any other rights, Licensor may terminate this Software License Agreement if Licensee fails to comply with the terms and conditions of this Software License Agreement. In such event, Licensee must destroy all copies of the Software Product and all of its component parts.

ARTICLE 5: GENERAL TERMS AND CONDITIONS
           ----------------------------

5.1. ENTIRE AGREEMENT; AMENDMENTS. This Software License Agreement represents the complete agreement concerning this license between the parties and supersedes all prior agreements and representations between them. Licensor and Licensee agree that this Software License Agreement shall be modified only by a writing duly executed by persons authorized to execute on their behalf. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY YOU IS EXPRESSLY MADE CONDITIONAL ON YOUR ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE CONTAINED IN YOUR PURCHASE ORDER.

5.2. NON-WAIVER. Licensor and Licensee agree that no failure to exercise, and no delay in exercising any right, power or privilege hereunder on the part of either party shall operate as a waiver of any right, power or privilege. Licensor and Licensee further agree that no single or partial exercise of any right, power or privilege hereunder shall preclude its further exercise.

5.3. ATTORNEYS' FEES. If any legal action is necessary to enforce the terms of this Software License Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Software License Agreement.

5.4. SEVERABILITY. If any provision of this Software License Agreement is held to be unenforceable for any reason, such provision shall be reformed only to the extent necessary to make it enforceable.

5.5. GOVERNING LAW. If the Software Products were acquired outside the British Virgin Islands, then the laws of Hong Kong shall apply, and the Licensee irrevocably agrees to the jurisdiction of the courts of Hong Kong for any litigation which may arise hereunder. The application of The Convention of Contracts for the International Sale of Goods is expressly excluded.

5.6. U.S. GOVERNMENT RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable, or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and in similar clauses in the NAS FAR Supplement. Owner is Alpha Century Holdings Limited.